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                                                                   Exhibit 10.76

                                                                LOAN NO. 6518303


                                 PROMISSORY NOTE

$6,067,183.00                                               As of March 26, 2004

              FOR VALUE RECEIVED, INLAND WESTERN SEVERN NB, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 (hereinafter referred to as "MAKER"), promises to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK"), a Massachusetts corporation, its successors and assigns, at its principal place of business at John Hancock Tower, T-56, 200 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as "PAYEE"), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Six Million Sixty-seven Thousand One Hundred Eighty-three and No/100 Dollars ($6,067,183.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

              1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

                    a. If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to (but not including) the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

                    b. Interest only is to be paid in installments as follows: $21,639.72 on the 1st day of May, 2004, and on the first day of each calendar month thereafter up to and including the 1st day of March, 2009; and

                    c. The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on April 1, 2009 (the "MATURITY DATE").

              Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; PROVIDED, HOWEVER, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five (365) day year and the interest rate then due under this Note.

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                                                                LOAN NO. 6518303


              The term "APPLICABLE INTEREST RATE" as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of four and twenty-eight hundredths percent (4.28%) per annum.

              If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable under the loan evidenced by this Note (the "LOAN") in any manner and in any order determined by Payee, in Payee's sole discretion. Payee shall, however, be under no obligation at any time to accept any amount less than all amounts then due and payable under the Loan Documents. Maker agrees that neither Payee's acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

              The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the indebtedness evidenced hereby (the "LOAN DOCUMENTS") (all such sums hereinafter collectively referred to as the "DEBT") shall without notice become immediately due and payable at the option of Payee upon an "EVENT OF DEFAULT" (hereinafter defined).

              2. PREPAYMENT- Except as provided below, Maker may not prepay the loan in whole or in part.

              On or after the end of the 2nd Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty
(30) nor more than ninety (90) days' prior written notice specifying the scheduled payment date on which prepayment is to be made (the "PREPAYMENT DATE"). Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

                    (a) the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under this Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of this Note immediately prior to such prepayment; or

                    (b)   one percent (1.00%) of the principal balance of this
                          Note immediately prior to such prepayment.

              All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the

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                                                                LOAN NO. 6518303


Maturity Date of this Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

              In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee's reasonable determination, and used to calculate the prepayment premium.

              The Loan will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of the loan.

              If any notice of prepayment is given, the principal balance of the loan and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

              The above premium shall not be applicable to a prepayment resulting from Payee's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal or any application by Payee of any amounts to principal as provided in Section 7 below, or application of amounts pursuant to Section 1 of the Assignment of Leases and Rents (as hereinafter defined).

              No partial prepayment shall be allowed except in the case of the application by Payee of any insurance or condemnation proceeds as expressly provided for in the Loan Documents.

              The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

              3. ACCELERATION/DEFAULT. Maker acknowledges that the Loan was made on the basis and assumption that Payee would receive the payments of interest set forth herein for the full term of this loan. Therefore, whenever the Maturity Date of the Loan has been accelerated by reason of an Event of Default, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee's sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a prepayment premium equal to (i) the interest which would have accrued on the principal balance of this Note at the Applicable Interest Rate from the date of such acceleration to the expiration of the 2nd Loan Year PLUS (ii) an amount equal to the prepayment premium that would have been due and payable pursuant to Section 2 hereof had such prepayment occurred on the first (1st) day of the 3rd Loan Year. In addition, in the event of any prepayment made on or prior to the first (1st) day of the 2nd Loan Year, there shall also then be immediately due and payable in addition to the prepayment premium set forth in the preceding sentence an additional sum equal to two percent (2.00%) of the then outstanding principal balance of this Note.

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              If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium set forth in this
Section 3, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

              A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee's option, such payment shall include a premium as described in this Section 3.

              4. DEFAULT RATE. Maker does hereby agree that upon the occurrence of an Event of Default (beyond any applicable grace or cure period) and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker's initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period and until Maker cures such Event of Default to Payee's reasonable satisfaction, at a rate (the "DEFAULT RATE") equal to five percent (5%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Deed of Trust is situated. This charge shall be added to the Debt, and shall be deemed secured by the Deed of Trust. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

              5. LATE CHARGE. If any monthly interest payment payable under this Note (except for the final payment) is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents. No late charge shall apply or become due and payable in the event Maker fails to pay the principal amount of the Loan on the Maturity Date.

              6. GUARANTY OF LOAN AND SECURITY THEREFOR. This Note is guaranteed by that certain Payment Guaranty (the "PAYMENT GUARANTY"), dated of even date herewith, made by Inland Western Severn, L.L.C., a Delaware limited liability company (the "Guarantor") in favor of Payee, which Payment Guaranty is secured by, inter alia, the Deed of Trust and certain other Loan Documents. The term "DEED OF TRUST" as used in this Note shall mean that certain Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated the date hereof securing the principal sum of $6,067,183.00, made by the Guarantor to Robert E. Glenn, trustee, for the use and benefit of Payee, covering certain premises located at 7860 Quarterfield Road, Severn, Maryland, as more particularly described therein. The term "Assignment

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                                                                LOAN NO. 6518303


of Leases and Rents" as used in this Note shall mean that certain Indemnity Assignment of Leases and Rents dated the date hereof made by the Guarantor to Payee for the use and benefit of Payee, covering certain premises located at 7860 Quarterfield Road, Severn, Maryland, as more particularly described therein

              7. COMPLIANCE WITH LAW. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee's exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker's having paid any interest in excess of that permitted by applicable law, then it is Payee's express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt (without prepayment penalty or premium) and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Deed of Trust or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

              8. AMENDMENTS. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

              9. JOINT AND SEVERAL LIABILITY. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

              10. CONSTRUCTION. Whenever used, the singular number shall include the plural, the plural the singular, and the words "PAYEE" and "MAKER" shall include their respective successors, assigns, heirs, executors and administrators.

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              11.   WAIVERS. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Deed of Trust or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Deed of Trust or any other Loan Documents.

              12. AUTHORITY. Maker (and the other undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note and the other Loan Documents to which Maker is a party and that this Note and the other Loan Documents to which Maker is a party constitute valid and binding obligations of Maker.

              13.   TIME. Time is of the essence of this Note.

              14. REPLACEMENT NOTE. In the event of the loss, theft or destruction of this Note, upon Maker's receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new promissory note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

              15. COSTS AND EXPENSES. Maker shall pay all expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

              16. FORBEARANCE. Any forbearance by Payee in exercising any right or remedy under this Note, the Deed of Trust or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker's obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

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              17.   SECTION HEADINGS. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

              18. DUE ON TRANSFER. Unless otherwise allowed under the Deed of Trust, without Payee's consent, any sale, transfer or assignment (or any such attempted action) of any interest in Maker or any member of Maker shall constitute an Event of Default hereunder.

              19. BANKRUPTCY. In the event that Maker (a) admits in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due, (b) commences as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seeks or consents to the appointment of a receiver, conservator, trustee, custodian, manager, liquidator, or similar official for it or the whole or any substantial part of its property, (c) has a receiver, conservator, trustee, custodian, manager, liquidator, or similar official appointed for it or the whole or any substantial part of its property, by any governmental authority with jurisdiction to do so, (d) makes a proposal or any assignment for the benefit of its creditors, or enters into an arrangement or composition or similar plan or scheme with or for the benefit of creditors generally occurring in circumstances in which such entity is unable to meet its obligations as they become due, or (e) has filed against it any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law which (i) is consented to or not timely contested by such entity, (ii) results in the entry of an order for relief, appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for such entity or the whole or any substantial part of its property, or (iii) is not dismissed within sixty (60) days, an Event of Default shall have occurred.

              20. ESTOPPEL CERTIFICATE. Maker, within ten (10) business days after request by Payee, shall furnish Payee from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of this Note, (ii) the unpaid principal amount of this Note,
(iii) the rate of interest in this Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of this Note, if any, of which Maker has knowledge, (vi) that this Note has been modified or if modified, giving particulars of such modification, and (vii) such other information as shall be reasonably requested by Payee.

              21. RIGHT TO INSPECT BOOKS AND RECORDS. Payee shall have the right, upon five (5) days' prior notice to Maker and at Payee's cost, to inspect and make copies of Maker's books and records and income tax returns and notices.

              22. SERVICER. Payee may from time to time appoint a servicer (the "SERVICER") to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Payee and to act as agent of Payee hereunder.

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              23.   ASSIGNMENT. Payee shall have the right to assign or transfer its rights under this Note without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Payee under this Note. Until it receives notice of such assignment, Maker shall continue to perform its obligations and make payments due under this Note to Payee.

              24. SECONDARY MARKET TRANSACTION. Maker acknowledges that Payee and its successors and assigns may (a) sell the Loan and the other Loan Documents to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Note and the other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "SECONDARY MARKET TRANSACTIONS"). Maker shall, at Payee's expense, cooperate in good faith with Payee (aa) in effecting any such Secondary Market Transaction and (bb) to implement all reasonable requirements imposed by the Rating Agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the Rating Agency and addressing such matters as the Rating Agency may require; PROVIDED, HOWEVER, that (1) Maker shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under this Note, (ii) the stated maturity of this Note, (iii) the amortization of principal of this Note or (iv) any other material term of the Loan and (2) Maker shall not be required to deliver any legal opinion beyond what is required under the Loan Documents. Maker shall provide such information and documents relating to Maker as Payee may reasonably request in connection with a Secondary Market Transaction. Payee shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Maker, Maker acknowledges that certain information regarding the Loan and the parties thereto may be included in a private placement memorandum, prospectus or other disclosure documents. In the event of a Secondary Market Transaction, Maker shall furnish from time to time such information relating to Maker as shall be requested by the Rating Agencies at no cost to Maker.

              25. SINGLE PURPOSE ENTITY/SEPARATENESS. Maker represents, warrants and covenants as follows;

                    (a) The purpose for which the Maker is organized shall be limited solely to (A) entering into the Loan with the Payee, (B) refinancing the Loan in connection with a permitted repayment of the Loan, and (C) transacting any and all lawful business for which a Maker may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

                    (b) Maker does not own and will not own any asset or property.

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                    (c)   Maker will not engage in any business other than as
set forth in subparagraph (a) above.

                    (d) Maker will not enter into any contracts or agreements other than the Loan Documents.

                    (e) Maker will not incur any indebtedness, secured or unsecured, other than the Loan.

                    (f) Maker has not made and will not make any loans or advances to any entity or person (including any affiliate or any constituent party of Maker or any owner of Maker, any guarantor or indemnitor of the Loan or any affiliate or any constituent party of any such guarantor or indemnitor), and shall not acquire obligations or securities of its affiliates or any constituent party.

                    (g) Maker has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Maker will not, nor will Maker permit any constituent party of Maker or any owner of Maker or any guarantor or indemnitor of the Loan to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Maker or such constituent party or any such guarantor or indemnitor without the written consent of Payee.

                    (h) Maker will maintain all of its books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party except for Guarantor. Maker's assets will not be listed as assets on the financial statement of any other entity other than Guarantor or the general partner of Guarantor. Maker will file a consolidated federal income tax return with the Guarantor or the general partner of Guarantor. Maker shall maintain its books, records, resolutions and agreements as official records.

                    (i) Maker will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Maker, any constituent party of Maker, any guarantor or indemnitor of the Loan or any affiliate or any constituent party of any such guarantor or indemnitor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, and shall not identify itself or any of its affiliates as a division or part of the other.

                    (j) Neither Maker nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger, in whole or in part, or the sale of material assets of Maker.

                    (k) Maker will not guarantee or become obligated for the debts of any other entity or person and does not and will not hold itself out as being responsible for the debts or obligations of any other person.

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                    (l)   Maker shall have a sole member which shall be the
Guarantor.

                    (m) Maker shall allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate.

                    (n) The stationery, invoices and checks utilized by Maker to pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being Maker's agent.

                    (o) Maker shall correct any known misunderstanding regarding its separate identity from all persons or entities other than Guarantor.

                    (p) Maker shall not identify itself as a division of any other person or entity other than Guarantor.

              26. REPRESENTATIONS AND COVENANTS CONCERNING LOAN. Maker represents, warrants and covenants as follows:

                    (a) This Note and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

                    (b)   IMPROPER FINANCIAL TRANSACTIONS.

                    (i) Maker is, and shall remain at all times, in full compliance with all applicable laws and regulations of the United States of America that prohibit, regulate or restrict financial transactions, and any amendments or successors thereto and any applicable regulations promulgated thereunder (collectively, the "FINANCIAL CONTROL LAWS"), including but not limited to those related to money laundering offenses and related compliance and reporting requirements (including any money laundering offenses prohibited under the Money Laundering Control Act, 18 U.S.C. Sections 1956, 1957 and the Bank Secrecy Act, 31 U.S.C. Sections 5311 ET SEQ.) and the Foreign Assets Control Regulations, 31 C.F.R. Section 500 ET SEQ.

                    (ii) Maker represents and warrants that: (a) Maker is not a Barred Person (hereinafter defined); (b) Maker is not owned or controlled, directly or indirectly, by any Barred Person; and (c) Maker is not acting, directly or indirectly, for or on behalf of any Barred Person.

                    (iii) Maker represents and warrants that it understands and has been advised by legal counsel on the requirements of the Financial Control Laws.

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                    (iv)  Under and subject to any provision of the Loan
     Documents where the Payee shall have the right to approve or consent to any particular action, Payee shall have the right to withhold such approval or consent, in its sole discretion, if the granting of such approval or consent could be construed as a violation of any of the Financial Control Laws.

                    (v) Maker covenants and agrees that it will upon request provide Payee with (or cooperate with Payee in obtaining) information required by Payee for purposes of complying with any Financial Control Laws.

                    As used in this Note, the term "Barred Person" shall mean
(i) any person, group or entity named as a "Specially Designated National and Blocked Person" or as a person who commits, threatens to commit, supports, or is associated with terrorism as designated by the United States Department of the Treasury's Office of Foreign Assets Control ("OFAC"), (ii) any person, group or entity named in the lists maintained by the United Stated Department of Commerce (Denied Persons and Entities), (iii) any government or citizen of any country that is subject to a United States Embargo identified in regulations promulgated by OFAC and (iv) any person, group or entity named as a denied or blocked person or terrorist in any other list maintained by any agency of the United States government.

              27. Notices. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Note, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

              TO PAYEE:

              John Hancock Life Insurance Company
              Real Estate Investment Group
              John Hancock Tower, T-56
              200 Clarendon Street
              Boston, MA 02116
              Re: Loan No. 6518303

              and with a copy concurrently to:

              John Hancock Life Insurance Company
              John Hancock Tower, T-30
              200 Clarendon Street
              Boston, MA 02116
              Attention: Nathaniel Margolis, Esquire

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                                                                LOAN NO. 6518303


              TO MAKER:

              Inland Western Severn NB, L.L.C.
              2901 Butterfield Road
              Oak Brook, Illinois 60523
              Attention: Roberta Matlin, Vice President

              and with a copy concurrently to:

              The Inland Real Estate Group, Inc.
              2901 Butterfield Road
              Oak Brook, Illinois 60523
              Attention: Robert H. Baum, Esq., General Counsel

              Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the first business day following the day such material is sent, or (iii) if delivered by certified mail, on the third business day day after the same is deposited with the United States Postal Service as provided above. Either party may change their address for notice purposes upon giving fifteen (15) days prior notice thereof in accordance with this paragraph.

              28. Events of Default. Each of the following events shall constitute an "Event of Default" hereunder: (a) if (i) any installment of interest or principal is not paid within five (5) days after the same is due hereunder, (ii) the entire Indebtedness is not paid on or before the Maturity Date (or if the Maturity Date has been accelerated, upon such acceleration), or
(iii) any other payment or charge due under this Note or any other Loan Documents is not paid when due; (b) Maker fails to comply with any other provision under this Note or any other Loan Document beyond any applicable notice and cure periods (or, if no such notice and/or cure periods shall be provided, then within thirty (30) days after notice from Payee, provided that if such failure is not susceptible of being cured within such thirty (30) day period and maker shall have commenced the cure of such failure within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the failure); (c) if at any time any representation or warranty of Maker made herein or in any other Loan Document, certificate, report, affidavit, owner's affidavit, financial statement or other instrument furnished to Payee shall be false or misleading in any material respect when made; and (d) the occurrence of an "Event of Default" under the Deed of Trust.

              29. INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS. Maker hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Payee, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses,

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                                                                LOAN NO. 6518303


judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys' fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Payee and arising from the Non-Recourse Carveout Obligations (hereinafter defined), except to the extent arising from the gross negligence or willful misconduct of Payee.

                    This indemnity shall survive any foreclosure of the Deed of Trust, the taking of a deed in lieu thereof, the exercise of any power of sale, or any other discharge of the obligations of the Maker hereunder or the "Trustor" under the Deed of Trust or a transfer of the Trust Property (as defined in the Deed of Trust), even if the indebtedness evidenced hereby is satisfied in full. Maker agrees that the indemnification granted herein may be enforced by Payee without resorting to or exhausting any other security or collateral or without first having recourse to this Note, the Payment Guaranty or the Trust Property covered by the Deed of Trust through foreclosure proceedings or otherwise; provided, however, that, subject to Section 30 of this Note, nothing herein contained shall prevent Payee from suing on this Note, the Payment Guaranty or foreclosing the Deed of Trust or exercising any power of sale or from exercising any other rights under the Loan Documents.

                    30. LIMITATION ON LIABILITY. Notwithstanding anything to the contrary contained herein, but subject to the obligations of PARAGRAPH 29 of this Note, any claim based on or in respect of any liability of Maker under this Note or any other Loan Document shall be enforced only against the Trust Property (as such term is defined in the Deed of Trust) and any other collateral now or hereafter given to secure this Note and not against Maker personally or any other assets, properties or funds of Maker; PROVIDED, HOWEVER, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, "NON-RECOURSE CARVEOUT OBLIGATIONS") shall not be limited solely to the Trust Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates to the extent such sums remain collected more than one month in advance of their due dates following an Event of Default, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature to the extent such misapplication continues following an Event of Default, (iv) liability under environmental covenants, conditions and indemnities contained in the Deed of Trust and in any separate environmental indemnity agreements, (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay taxes or assessments prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Trust Property and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or

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                                                                LOAN NO. 6518303


products for the benefit of the Trust Property, (vii) the unauthorized sale, conveyance or transfer of title to the Trust Property or encumbrance of the Trust Property in violation of the Deed of Trust or other Loan Documents, (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents, and (ix) reasonable attorney's fees, court costs and other expenses incurred by Payee in connection with enforcement of Maker's personal liability as set forth herein. Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Trust Property is located including, but not limited to, Section 506(a), 506(b), 111l(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Deed of Trust or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Deed of Trust and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Deed of Trust; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

                    31. WAIVER OF JURY TRIAL. PAYEE AND MAKER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE DEED OF TRUST, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ANY ACTION OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER TO THIS NOTE, THE LOAN EVIDENCED HEREBY, THE OTHER LOAN DOCUMENTS OR THE TRUST PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS NOTE AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS NOTE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE DELIVERY AND ACCEPTANCE OF THIS NOTE AND SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS NOTE OR THE OTHER LOAN DOCUMENTS.

                    32. GOVERNING LAW. This Note shall be governed and construed in accordance with the laws of the State of Maryland, without regard to applicable conflict of laws rules, and the applicable laws of the United States of America.


                   [Balance of Page Intentionally Left Blank]

                        [Signature Appears on Next Page]

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                                                                LOAN NO. 6518303


             IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.


                                  INLAND WESTERN SEVERN NB, L.L.C.
                                  a Delaware limited liability company

                                  By: Inland Western Severn, L.L.C., a Delaware
                                      limited liability company, its Sole Member

                                      By:  Inland Western Retail Real Estate
                                           Trust, Inc., a Maryland corporation,
                                           its Sole Member


                                           By: /s/ Valerie Medina
                                               ----------------
                                           Name: Valerie Medina
                                                 --------------
                                           Title: Asst. Secretary
                                                  ---------------

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